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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):   September 15, 1998
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                        OPHIDIAN PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


    Wisconsin                      333-33219                39-1661164
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(State or other jurisdiction     (Commission                (IRS Employer
   of incorporation)              File Number)         Identification No.)


              5445 East Cheryl Parkway, Madison, Wisconsin 53711
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            (Address of principal executive offices)    (Zip Code)

      Registrant's telephone number, including area code: (608) 271-0878
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         (Former name or former address, if changed since last report.)






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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item:

       1. Changes in Control of Registrant:                        None

       2. Acquisition or Disposition of Assets:                    None

       3. Bankruptcy or Receivership:                              None

       4. Changes in Registrant's Certifying Accountant:           None

       5. Other Events:                                            SEE EXHIBIT 1

       6. Resignation of Registrant's Directors:                   None

       7. Financial Statements and Exhibits:                       none

       8. Change in Fiscal Year:                                   None

       9. Sales of Equity Securities Pursuant to Regulation S:     None

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         OPHIDIAN PHARMACEUTICALS, INC.


Date:  September 15, 1998         By:   /s/ Donald L. Nevins
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                                    Donald L. Nevins, Chief Financial
                                    Officer and Vice President, Finance